Earnings Supplement First Quarter 2025 May 8, 2025

2 Forward-Looking Statements – Cautionary Language Certain statements made in this press release and in other written or oral statements made by Lincoln or on Lincoln’s behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements. Forward-looking statements may contain words like: “anticipate,” “believe,” “estimate,” “expect,” “project,” “shall,” “will” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, trends in Lincoln’s businesses, prospective services or products, future performance or financial results and the outcome of contingencies, such as legal proceedings. Lincoln claims the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA. Forward-looking statements are subject to risks and uncertainties. Actual results could differ materially from those expressed in or implied by such forward-looking statements due to a variety of factors, including: • Weak general economic and business conditions that may affect demand for our products, account balances, investment results, guaranteed benefit liabilities, premium levels and claims experience; • Adverse global capital and credit market conditions that may affect our ability to raise capital, if necessary, and may cause us to realize impairments on investments and certain intangible assets, including goodwill and the valuation allowance against deferred tax assets, which may reduce future earnings and/or affect our financial condition and ability to raise additional capital or refinance existing debt as it matures; • The inability of our subsidiaries to pay dividends to the holding company in sufficient amounts, which could harm the holding company’s ability to meet its obligations; • Legislative, regulatory or tax changes, both domestic and foreign, that affect: the cost of, or demand for, our subsidiaries’ products; the required amount of reserves and/or surplus; our ability to conduct business; our affiliate reinsurance arrangements; and restrictions on the payment of revenue sharing and 12b-1 distribution fees; • Changes in tax law or the interpretation of or application of existing tax laws that could impact our tax costs and the products that we sell; • The impact of regulations adopted by the Securities and Exchange Commission (“SEC”), the Department of Labor or other federal or state regulators or self-regulatory organizations that could adversely affect our distribution model and sales of our products and result in additional disclosure and other requirements related to the sale and delivery of our products; • The impact of new and emerging rules, laws and regulations relating to privacy, cybersecurity and artificial intelligence that may lead to increased compliance costs, reputation risk and/or changes in business practices; • Increasing scrutiny and evolving expectations and regulations regarding ESG matters that may adversely affect our reputation and our investment portfolio; • Actions taken by reinsurers to raise rates on in-force business; • Declines in or sustained low interest rates causing a reduction in investment income, the interest margins of our businesses and demand for our products; • Rapidly increasing or sustained high interest rates that may negatively affect our profitability, value of our investment portfolio and capital position and may cause policyholders to surrender annuity and life insurance policies, thereby causing realized investment losses; • The impact of the implementation of the provisions of the European Market Infrastructure Regulation relating to the regulation of derivatives transactions; • The initiation of legal or regulatory proceedings against us, and the outcome of any legal or regulatory proceedings, such as: adverse actions related to present or past business practices common in businesses in which we compete; adverse decisions in significant actions including, but not limited to, actions brought by federal and state authorities and class action cases; new decisions that result in changes in law; and unexpected trial court rulings; • A decline or continued volatility in the equity markets causing a reduction in the sales of our subsidiaries’ products; a reduction of asset-based fees that our subsidiaries charge on various investment and insurance products; and an increase in liabilities related to guaranteed benefit riders, which are accounted for as market risk benefits, of our subsidiaries’ variable annuity products; • Ineffectiveness of our risk management policies and procedures, including our various hedging strategies; • A deviation in actual experience regarding future policyholder behavior, mortality, morbidity, interest rates or equity market returns from the assumptions used in pricing our subsidiaries’ products and in establishing related insurance reserves, which may reduce future earnings; • Changes in accounting principles that may affect our consolidated financial statements; • Lowering of one or more of our debt ratings issued by nationally recognized statistical rating organizations and the adverse effect such action may have on our ability to raise capital and on our liquidity and financial condition; • Lowering of one or more of the insurer financial strength ratings of our insurance subsidiaries and the adverse effect such action may have on the premium writings, policy retention, and profitability of our insurance subsidiaries and liquidity; • Significant credit, accounting, fraud, corporate governance or other issues that may adversely affect the value of certain financial assets, as well as counterparties to which we are exposed to credit risk, requiring that we realize losses on financial assets; • Interruption in or failure of the telecommunication, information technology or other operational systems of the company or the third parties on whom we rely or failure to safeguard the confidentiality or privacy of sensitive data on such systems, including from cyberattacks or other breaches in security of such systems; • The effect of acquisitions and divestitures, including the inability to realize the anticipated benefits of acquisitions and dispositions of businesses and potential operating difficulties and unforeseen liabilities relating thereto, as well as the effect of restructurings, product withdrawals and other unusual items; • The inability to complete our announced transaction with Bain Capital within the expected timeframe, or at all, and the possibility that the anticipated benefits related to the transaction may not materialize as expected; • The inability to realize or sustain the benefits we expect from, greater than expected investments in, and the potential impact of efforts related to, our strategic initiatives; • The adequacy and collectability of reinsurance that we have obtained; • Pandemics, acts of terrorism, war or other man-made and natural catastrophes that may adversely impact liabilities for policyholder claims and adversely affect our businesses and the cost and availability of reinsurance; • Competitive conditions, including pricing pressures, new product offerings and the emergence of new competitors, that may affect the level of premiums and fees that our subsidiaries can charge for their products; • The unknown effect on our subsidiaries’ businesses resulting from evolving market preferences and the changing demographics of our client base; and • The unanticipated loss of key management or wholesalers. The risks and uncertainties included here are not exhaustive. Our most recent Form 10-K, as well as other reports that we file with the SEC, include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, Lincoln disclaims any obligation to correct or update any forward-looking statements to reflect events or circumstances that occur after the date of this press release. The reporting of Risk-Based Capital (“RBC”) measures is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

3 Profitable growth Strategic shift toward businesses and products with more stable cash flows, focusing on maximizing risk-adjusted returns while decreasing sensitivity to equity markets Executing on our strategic priorities Long-term value creation built upon a strong capital foundation, an optimized operating model, and a strategy for profitable growth Foundational capital Build and maintain capital required to ensure enterprise stability across market cycles and to support investment for profitable growth and reduce sensitivity to equity markets Optimized operating model Advance a scalable framework for managing the enterprise’s resources and activities that maximizes cost efficiency, expands asset sourcing, and optimizes capital allocation Fortitude Re Transaction Sale of LFN to Osaic Launch of Bermuda Affiliate Company-wide Expense Actions Initial FABN Issuance Strategic Partnership with Bain Capital Execution of Affiliated Bermuda Flow Reinsurance Agreement 2023 2024 2025 Building a track record of strategic execution: Repositioned Business Unit Strategies

4 >420% Significant buffer above capital target 1 The RBC ratio is calculated as of December 31 annually, but is reported in the March statutory reporting, and as such, the ratio presented is considered an estimate based on information known at the time of reporting. 2 Represents Adjusted Operating Income Available to Common Stockholders, excluding significant items. See Non-GAAP Financial Measures Appendix for definition and reconciliations. 3 See Non-GAAP Financial Measures Appendix for definition and reconciliation. 1Q25 Scorecard -260bp YoY Continued reduction in balance sheet leverage +14% YoY Double digit earnings growth +7% YoY Continued growth driving fee income +120bp YoY Continued profitability improvement +33% YoY Strong growth driven by diversified product suite Adjusted Operating Income2 Leverage Ratio3 Average Account Balances (Net of Reinsurance) Annuities Sales Group Protection Operating Margin Estimated RBC Ratio1

1Q25 Key Messages

Lincoln Financial

Earnings growth as strategy to expand profitability delivered strong results

- Adjusted operating income[1] increased 14% YoY.
- Group Protection earnings were up 26% YoY, and margin was 7.4%, expanding 120 bps.
- Annuities[2] and Retirement Plan Services earnings were generally in line with prior-year; Life Insurance operating loss improved.

Sales growth supported by a diversified mix of products and segment strategies

- Annuities sales increased 33% YoY supported by a diversified product mix.
- Group Protection sales were 9% higher YoY, driven by continued growth in supplemental health.
- Life Insurance sales were up 7% YoY, reflecting continued momentum emphasizing risk-sharing products.

Capital position remained strong, supporting ongoing investment for growth

- Estimated RBC ratio[4] >420%, consistent with goal to hold capital buffer above 400% target.
- Leverage ratio[5] improved 260bps YoY to 27.5%, driven primarily by organic equity growth.
- On April 9, announced partnership with Bain Capital, including a strategic minority investment expected to create growth capital to support acceleration of strategic priorities.

$ in millions	After-tax	Per share
Adjusted Operating Income, ex. normalizing items	**$298**	**$1.70**
Normalizing item		
Alternative investment income compared to our 10% long-term return target	$18	$0.10
Adjusted Operating Income[3]	**$280**	**$1.60**

[1] Represents Adjusted Operating Income Available to Common Stockholders, excluding significant items. See Non-GAAP Financial Measures Appendix for definition and reconciliations. [2] Annuities: Excludes the impact of $(19)M balance sheet true-up in preparation for the close of the sale of the wealth management business and $(12)M tax-related items in 1Q24. [3] Represents Adjusted Operating Income Available to Common Stockholders. See Non-GAAP Financial Measures for definition and reconciliation. [4] The RBC ratio is calculated as of December 31 annually, but is reported in the March statutory reporting, and as such, the ratio presented is considered an estimate based on information known at the time of reporting. [5] See Non-GAAP Financial Measures Appendix for definition and reconciliations.

5

1Q25 Earnings Drivers

$ in millions

Annuities

Operating Income[1]



$290
$290
1Q24
1Q25

Primary Drivers

+

- Market appreciation
- Spread expansion driven by higher interest rates

−

- Traditional variable annuity outflows

Group Protection

Operating Income



$80
$101
1Q24
1Q25

Primary Drivers

+

- Favorable disability results
- Continued growth in supplemental health

Retirement Plan Services

Operating Income



$36
$34
1Q24
1Q25

Primary Drivers

+

- Fee income on higher average account balances

−

- Item related to plan termination

Life Insurance

Operating Income[1]



$(16)
$(34)
1Q24
1Q25

Primary Drivers

+

- Improved mortality
- Lower expenses

−

- Lower alternative investment returns

[1] Excludes the following impacts: Annuities 1Q 2024: $(19)M balance sheet true-up in preparation for the close of the sale of the wealth management business and $(12)M tax-related items; Life 1Q24: $(1)M related to dividends-received deduction true-up.

6

Annuities

Key Highlights

- Operating income[1] was essentially unchanged YoY, as market appreciation and spread expansion were offset by the impact of traditional annuity outflows.
- Sales increased 33% YoY, with spread-based products comprising ~60% of total sales.
- Ending account balances[2] were largely unchanged YoY as a diversified product mix drove growth in spread-based products.

Operating Income[1] ($M)



$290
$297
$300
$303
$290
1Q24
2Q24
3Q24
4Q24
1Q25

Sales ($B)



$2.8
19%
14%
33%
34%
$3.8
16%
11%
29%
44%
$3.4
20%
14%
36%
30%
$3.7
34%
16%
35%
15%
$3.8
29%
14%
34%
23%
1Q24
2Q24
3Q24
4Q24
1Q25
Fixed
RILA
VA w/o GLB
VA w/ GLB

Key Priorities

- Grow our addressable market by extending reach to spread-based products.
- Increase market competitiveness through development of new product features.
- Optimize general account to support spread expansion.

Ending Account Balances[2] ($B)



$160
45%
30%
19%
6%
$160
44%
30%
20%
6%
$165
44%
30%
20%
6%
$164
43%
30%
21%
6%
$158
42%
30%
21%
7%
1Q24
2Q24
3Q24
4Q24
1Q25
Fixed
RILA
VA w/o GLBs
VA w/ GLBs

Return on Average Account Balances[1]



0.75%
0.75%
0.74%
0.73%
0.71%
1Q24
2Q24
3Q24
4Q24
1Q25

[1] Excludes the following impacts: 1Q24: $(19)M balance sheet true-up in preparation for the close of the sale of the wealth management business and $(12)M tax-related items; 3Q24: $1M assumption review. [2] Net of reinsurance.

7

Group Protection

Key Highlights

- Operating income increased by 26% and margin by 120 bps YoY, primarily due to continued favorable LTD results.
- Premiums were 7% higher YoY driven by strong persistency and prior-year sales.
- Sales grew 9% YoY, driven by continued growth in supplemental health.

Operating Income[1] ($M)



$80
$130
$110
$107
$101
1Q24
2Q24
3Q24
4Q24
1Q25
Operating Income
Experience Refund

Sales ($M)



$144
32%
33%
35%
$161
20%
34%
46%
$84
26%
31%
43%
$467
9%
37%
54%
$157
45%
24%
31%
1Q24
2Q24
3Q24
4Q24
1Q25
Disability
Life
Supp Health / Dental

Key Priorities

- Diversify across market segments with an emphasis on growing local markets.
- Expand and deepen product portfolio with a focus on growth in supplemental health.
- Continued pricing discipline focused on profitable growth while investing in capabilities to improve the customer experience.

Premiums & Margin[1,2] ($M)



$1,285
$1,298
$1,288
$1,274
$1,371
6.2%
10.0%
8.2%
8.5%
8.4%
7.4%
1Q24
2Q24
3Q24
4Q24
1Q25
Premiums
Margin
Margin, ex. Experience Refund

Loss Ratios[1,2]



76%
74%
76%
70%
72%
71%
65%
75%
75%
70%
1Q24
2Q24
3Q24
4Q24
1Q25
Life 3
Disability

8

[1] Excludes $(1)M in 3Q24 related to annual assumption review. [2] Excludes the impact of the $23M experience refund timing in 2Q24. [3] Life loss ratio includes supplemental health.

9 Retirement Plan Services First-year Sales ($B)Operating Income ($M)Key Highlights • Operating income decreased by 6% YoY, primarily due to the impact of a plan termination. Excluding this impact, earnings were in line as continued stable value outflows were offset by market appreciation. • Total deposits increased 8%, driven by higher recurring deposits. • Ending account balances were relatively flat YoY, as favorable market conditions were partially offset by elevated outflows. Net G&A Expenses ($M)Ending Account Balances ($B)Key Priorities • Growth in core recordkeeping and institutional market segments through our differentiated service model. • Expand access to retirement solutions by leveraging distribution relationships and product innovation. • Increase operational and expense efficiencies to drive down our cost per participant and improve profitability. 78% 78% 79% 79% 79% 22% 22% 21% 21% 21% $107 $108 $114 $113 $109 1Q24 2Q24 3Q24 4Q24 1Q25 General Account Separate Account and Mutual Funds $36 $40 $44 $43 $34 1Q24 2Q24 3Q24 4Q24 1Q25 $81 $80 $81 $82 $81 1Q24 2Q24 3Q24 4Q24 1Q25 34% 49% 27% 45% 31% 48% 23% 62% 35% 44% 18% 28% 11% 20% 25% 1Q24 2Q24 3Q24 4Q24 1Q25 Sm. Market Mid-Large Market Stable Value/Other $1.7 $1.3$1.1 $0.8 $1.1

Life Insurance

Key Highlights

- Operating loss[1] improved by $18 million YoY as improved mortality and lower net G&A expenses were partially offset by lower alternative investment income.
- Total sales increased 7% YoY as growth in products with more risk-sharing continued to gain momentum.
- Net G&A expenses declined 8% YoY, reflecting expense actions taken in 2024 to improve operational efficiency.

Key Priorities

- Optimize product portfolio to support pivot toward products with more stable cash flows and higher risk-adjusted returns.
- Continue efforts to reduce expense base to drive cost efficiency and earnings growth.
- Maintain focus on optimizing the legacy in force and increase earnings.

Operating Income (Loss)[1] ($M)


$14
$6
$8
$4
$7
$(1)
$(15)
$(16)
$(29)
$(39)
$(22)
$(15)
$(5)
$(34)
$(35)
1Q24
2Q24
3Q24
4Q24
1Q25
Underlying Earnings
Alts Above Target
Alts Below Target

Sales ($M)


$91
8%
92%
$105
9%
91%
$122
15%
85%
$119
20%
80%
$97
18%
82%
1Q24
2Q24
3Q24
4Q24
1Q25
Core Life
Executive Benefits

Net Death Benefits ($M)


$758
$664
$608
$644
$663
$638
$706
$690
$610
$684
1Q24
2Q24
3Q24
4Q24
1Q25
Net death benefits
Death claims ceded

Net G&A Expenses ($M)


$130
$125
$126
$129
$119
1Q24
2Q24
3Q24
4Q24
1Q25

[1] Excludes the following impacts: 1Q24: $(1)M related to dividends-received deduction true-up; 3Q24: $8M related to annual assumption review.

10

11 Interest Expense ($M)Operating Loss1 and Preferred Dividend ($M)Key Highlights • Operating loss1 was $95 million, essentially unchanged YoY. • Interest expense decreased $3 million sequentially, reflecting lower outstanding debt and a decline in rates on floating rate debt. • Leverage ratio improved by 260 basis points driven primarily by organic equity growth. Leverage Ratio3Net G&A Expenses2 ($M)Key Priorities • Reduce leverage ratio through continued growth in capital and opportunistic deleveraging. • Continued focus on operational efficiency, including the conclusion of Spark initiative-related projects in 2025. Other Operations ($93) ($97) ($84) ($95) ($95) ($34) ($11) ($34) ($11) ($34) 1Q24 2Q24 3Q24 4Q24 1Q25 Operating Loss Preferred Dividend $81 $86 $86 $83 $80 1Q24 2Q24 3Q24 4Q24 1Q25 30.1% 28.9% 28.4% 27.8% 27.5% 1Q24 2Q24 3Q24 4Q24 1Q25 $57 $62 $62 $66 $62 1Q24 2Q24 3Q24 4Q24 1Q25 1 Excludes the following impact: 1Q24: Excess tax true-up impact of $(3)M. 2 Excludes the impact of expenses related to Other Operations associated with the sale of the wealth management business. These expenses are directly offset in Other Revenues. 3 See Non-GAAP Financial Measures Appendix for definition and reconciliations.

Investment Portfolio

Key Highlights

- Well-diversified portfolio with 97% investment grade rated assets.
- Achieved a 6.0% new money yield; ~140bps above the portfolio yield, driven by the rate environment and our investment strategy optimization.
- Diversified alternatives portfolio delivered a 1.9% quarterly return or 7.6% annualized return, below our long-term expectation of 10%.

Investment Portfolio ($B)



$115
8%
3%
17%
14%
18%
40%
$119
10%
3%
17%
14%
18%
38%
$118
9%
3%
18%
14%
18%
38%
$119
9%
3%
18%
15%
17%
38%
$119
8%
3%
18%
15%
18%
38%
1Q24
2Q24
3Q24
4Q24
1Q25
Public Corps
Mortgage Loans 1
Private Corps
Alts
Structured
Other 2

Rated Assets Portfolio Quality



3%
35%
62%
3%
35%
62%
3%
35%
62%
3%
35%
62%
3%
35%
62%
1Q24
2Q24
3Q24
4Q24
1Q25
NAIC 1/CM1
NAIC 2/CM2
NAIC 3-6/CM3-7

Key Priorities

- Leveraging the sourcing capabilities and security selection of our multi-manager platform for portfolio construction.
- Optimizing our new money strategy with focus on maintaining diversification and high quality while capitalizing on less liquid assets and structured asset class premiums.
- Achieving attractive risk-adjusted alternative returns.

New Money Yields



6.1%
6.9%
6.4%
6.2%
6.0%
4.39%
4.50%
4.53%
4.55%
4.57%
1Q24
2Q24
3Q24
4Q24
1Q25
Portfolio Yield
New Money Yield

Alternative Investment Income ($M), Pre-Tax



$78
$36
$100
$105
$75
2.3%
1.0%
2.7%
2.8%
1.9%
1Q24
2Q24
3Q24
4Q24
1Q25
% Returns, Unannualized

[1] Mortgage Loans include CMLs and RMLs.
[2] Other includes cash, COLI, common and preferred stock, municipals, sovereign government and UST/agency.

12

13 Appendix

14 Investment Portfolio High quality and well-diversified portfolio1 Industrial Other 2% Energy 2% Municipal 2% Communications 2% Basic Industry 2% Transportation 3% Alts 3% Technology 3% Consumer Cyclical 5% Capital Goods 5% Other2 6% Utilities 10% Consumer Non- Cyclical 11% Financials 6% Banking 5% Structured 15% CMLs 15% RMLs 3% The portfolio is well-positioned • Long-term investment strategy is tightly aligned with our liability profile and positioned for various economic cycles. • 97% investment grade, the portfolio remains high quality, providing flexibility to further add incremental yield. • Well positioned to further optimize the portfolio asset allocation given high-quality asset mix and shift toward shorter duration liabilities. $119B Average A- Rated Portfolio allocation by asset class 1 Data on slide is as of March 31, 2025. 2 Other asset classes primarily include quasi-sovereign, cash/collateral, and UST/agency. Note: All information regarding LNC’s investment portfolio in this earnings supplement excludes assets related to certain modified coinsurance and coinsurance with funds withheld transactions. The modified coinsurance and funds withheld reinsurance agreements investment portfolio has counterparty protections in place including investment guidelines, as well as additional support including trusts and letters of credit that were established to meet LNC’s risk management objectives.

15 Non-GAAP Financial Measures Appendix

16 Non-GAAP Financial Measures Non-GAAP Financial Measures Reconciliations of the following non-GAAP financial measures to the most directly comparable GAAP financial measures or calculations of such measures, as applicable, are presented herein beginning on slide 18. Adjusted Income (Loss) From Operations Adjusted income (loss) from operations is GAAP net income excluding the effects of the following items, as applicable: • Items related to annuity product features, which include changes in market risk benefits (“MRBs”), including gains and losses and benefit payments (“MRB-related impacts”), changes in the fair value of the derivative instruments we hold to hedge guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”); • Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of variable universal life insurance (“VUL”) hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our indexed universal life insurance (“IUL”) contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”); • Credit loss-related adjustments on fixed maturity available-for-sale (“AFS”) securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”); • Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”); • Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”); • Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law; • Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance; • Losses from the impairment of intangible assets and gains (losses) on other non-financial assets; • Income (loss) from discontinued operations. • Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; mark-to-market adjustment related to the LNC stock component of our deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and • Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances. Adjusted income (loss) from operations available to common stockholders is defined as after-tax adjusted income (loss) from operations less preferred stock dividends.

17 Non-GAAP Financial Measures, Cont’d Adjusted Stockholders’ Equity Adjusted stockholders’ equity is stockholders’ equity, excluding AOCI, preferred stock, MRB-related impacts, GLB and GDB hedge instruments gains (losses) and the difference between amounts recognized in net income (loss) on reinsurance-related embedded derivatives and the underlying asset portfolios (“reinsurance-related embedded derivatives and portfolio gains (losses)”). Management believes this metric is useful to investors because it eliminates the effect of market movements that are unpredictable and can fluctuate significantly from period to period, primarily related to changes in equity markets and interest rates. Stockholders’ equity is the most directly comparable GAAP measure. Leverage Ratio Leverage ratio is a measure that we use to monitor the level of our debt relative to our total capitalization. Debt used in this metric reflects total debt and preferred stock adjusted for certain items. Total capitalization reflects debt used in the numerator of this ratio and stockholders’ equity adjusted for certain items.

Reconciliation of Net Income (Loss) Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders

Unaudited (millions of dollars, except per share data)

	For the Three Months Ended				
	3/31/24	6/30/24	9/30/24	12/31/24	3/31/25
Net Income					
Net income (loss) available to common stockholders – diluted	$ 1,191	$ 884	$ (562)	$ 1,675	$ (756)
Less:					
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)
Adjustment for deferred units of LNC stock in our deferred compensation plans	3	–	–	–	–
Net income (loss)	1,222	895	(528)	1,686	(722)
Less:					
Net annuity product features, pre-tax	1,450	252	(381)	1,187	(1,092)
Net life insurance product features, pre-tax	(130)	4	(125)	46	42
Credit loss-related adjustments, pre-tax	(1)	(34)	(88)	(28)	(28)
Investment gains (losses), pre-tax	(81)	(230)	(105)	(67)	(103)
Changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans, pre-tax [(1)]	194	201	(446)	587	(90)
Gains (losses) on other non-financial assets – sale of subsidiaries/businesses, pre-tax [(2)]	–	584	(2)	–	–
Other items, pre-tax [(3)(4)(5)(6)]	(186)	(33)	(19)	(32)	(35)
Income tax benefit (expense) related to the above pre-tax items	(268)	(184)	246	(350)	270
Total adjustments	978	560	(920)	1,343	(1,036)
Adjusted income (loss) from operations	244	335	392	343	314
Add:					
Preferred stock dividends declared	(34)	(11)	(34)	(11)	(34)
Adjusted income (loss) from operations available to common stockholders	$ 210	$ 324	$ 358	$ 332	$ 280
Earnings (Loss) Per Common Share – Diluted					
Net income (loss) (diluted)	6.93	5.11	(3.29)	9.63	(4.41)
Adjusted income (loss) from operations (diluted)	1.22	1.87	2.06	1.91	1.60

Refer to following slide 19 for footnotes to table.

18

19 Reconciliation of Net Income (Loss) Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders (continued from previous slide) Unaudited (millions of dollars) Includes primarily changes in the fair value of the embedded derivative related to the fourth quarter 2023 reinsurance transaction.(1) Relates to the sale of our wealth management business, which provided approximately $650 million of statutory capital benefit.(2) For the first quarter of 2024, includes certain legal accruals of $(114) million primarily related to the settlement of cost of insurance litigation; for the fourth quarter of 2024, includes(3) certain legal accruals of $(15) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries. Includes severance expense related to initiatives to realign the workforce of $(49) million, $(7) million, $(16) million, $(2) million and $(6) million in the first quarter of 2024, second(4) quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively. Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(10) million, $(27) million, $(2) million, $(1) million and $(20) million in the first quarter(5) of 2024, second quarter of 2024, third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively. Includes deferred compensation mark-to-market adjustment of $(13) million, $1 million, $(1) million, $(2) million and $(9) million in the first quarter of 2024, second quarter of 2024,(6) third quarter of 2024, fourth quarter of 2024 and first quarter of 2025, respectively.

20 Reconciliation of Adjusted Income (Loss) from Operations Available to Common Stockholders to Adjusted Income (Loss) from Operations Available to Common Stockholders, excluding Significant Items Unaudited (millions of dollars) For the Three Months Ended 3/31/2512/31/249/30/246/30/243/31/24 $280$332$358$324$210Adjusted income from operations available to common stockholders1 Significant items: ----16Tax-related items2 --(8)--Annual assumption review ----19Balance sheet true-up related to the sale of the wealth management business --(8)-35Total significant items $280$332$350$324$245Adjusted income from operations available to common stockholders, excluding significant items (1) See reconciliation to Net Income (Loss) Available to Common Stockholders on slide 18. (2) For the quarter ended 3/31/2024, primarily reflects a dividends-received deduction true-up, partially offset by an uncertain tax position release.

21 Leverage Ratio Unaudited (millions of dollars) As of or For the Three Months Ended 3/31/2512/31/249/30/246/30/243/31/24 Leverage Ratio $ —$ 300$ 300$ 450$ 503Short-term debt 5,8685,8565,8975,7165,726Long-term debt 5,8686,1566,1976,1666,229Total debt 986986986986986Preferred stock 6,8547,1427,1837,1527,215Total debt and preferred stock Less: 868868867867867Operating debt (1) —300300300300Pre-funding of upcoming debt maturities 30230230230230225% of capital securities and subordinated notes 49349349349349350% of preferred stock 122111153123133Carrying value of fair value hedges and other items $ 5,069$ 5,068$ 5,068$ 5,067$ 5,120Total numerator $ 12,569$ 12,367$ 11,967$ 11,698$ 11,087Adjusted stockholders’ equity (2) Add: 30230230230230225% of capital securities and subordinated notes 49349349349349350% of preferred stock 5,0695,0685,0685,0675,120Total numerator $ 18,433$ 18,230$ 17,830$ 17,560$ 17,002Total denominator 27.5%27.8%28.4%28.9%30.1 %Leverage ratio (1) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee universal life insurance and term policies. (2) See reconciliation to stockholders’ equity on slide 22.

22 Reconciliation of Stockholders’ Equity to Adjusted Stockholders’ Equity Unaudited (millions of dollars) As of or For the Three Months Ended 3/31/2512/31/249/30/246/30/243/31/24 Stockholders’ Equity, End-of-Period $ 8,193$ 8,269$ 9,013$ 7,949$ 7,546Stockholders’ equity Less: 986986986986986Preferred stock (4,306)(5,036)(2,682)(4,369)(3,951)AOCI 11,51312,31910,70911,33210,511Stockholders’ equity, excluding AOCI and preferred stock 2,1333,1652,1472,6732,575MRB-related impacts (2,993)(3,062)(2,763)(2,770)(2,675)GLB and GDB hedge instruments gains (losses) (196)(151)(642)(269)(476)Reinsurance-related embedded derivatives and portfolio gains (losses) $ 12,569$ 12,367$ 11,967$ 11,698$ 11,087Adjusted stockholders’ equity